HERBALIFE TO INCREASE THE SIZE OF ITS BOARD OF DIRECTORS AND
NOMINATE TWO ICAHN REPRESENTATIVES FOR ELECTION TO BOARD

Los Angeles, CA – February 28, 2013 – Herbalife (NYSE: HLF) today announced that it has reached an agreement with Carl C. Icahn, Icahn Enterprises Holdings L.P. and certain related entities (collectively the “Icahn Parties”), which beneficially own, in the aggregate 14,015,151 shares of Herbalife common stock, representing approximately 13.6% of the Company’s outstanding shares. As part of the agreement, Herbalife will increase the size of its Board of Directors from nine to eleven members immediately before the 2013 Annual General Meeting of Shareholders (“the Annual Meeting”). Herbalife’s Board of Directors will nominate two individuals to the Company’s Board of Directors, designated by the Icahn Parties and approved by the Company’s Nominating and Corporate Governance Committee.

Under the terms of the agreement, the Icahn Parties have agreed to, among other things, abide by certain standstill provisions and vote their shares in support of all of the Board’s director nominees. The Icahn Parties have the right to increase the size of their ownership position in Herbalife up to 25% of the outstanding common stock. A copy of the agreement with further detail will be attached to a Current Report on Form 8-K to be filed by Herbalife with the Securities and Exchange Commission.

“We are pleased to have reached this agreement and look forward to working with the Icahn representatives as members of our Board of Directors,” said Michael O. Johnson, chairman and chief executive officer of Herbalife. “We appreciate the Icahn Parties’ shared views on the inherent value of Herbalife’s operations, products and future prospects.”

“Over its long history, Herbalife has proven its ability to increase revenues and returns, and we will work with the Company to build on its results,” said Mr. Icahn. “We conducted considerable research on Herbalife and its business before making our investment in the Company, and have great respect for its Board and management team, and believe in the Company’s great potential. We expect our shareholder representatives to provide positive input into Board decisions affecting the future of the Company.”

About Herbalife Ltd.
Herbalife Ltd. (NYSE:HLF) is a global nutrition company that sells weight-management, nutrition and personal care products intended to support a healthy lifestyle. Herbalife products are sold in more than 80 countries to and through a network of independent distributors. The company supports the Herbalife Family Foundation and its Casa Herbalife program to help bring good nutrition to children. Herbalife’s website contains information about Herbalife, including financial and other information for investors at http://ir.Herbalife.com. The company encourages investors to visit its website from time to time, as information is updated and new information is posted.

Additional Information

The Company intends to promptly file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Annual Meeting (the “Proxy Statement”). Details concerning the nominees of the Company’s Board of Directors for election at the Annual Meeting will be included in the Proxy Statement. This press release may be deemed to be solicitation material in respect of the Annual Meeting. In connection with the Annual Meeting the Company will file with, or furnish, to the SEC all additional relevant materials, including the Proxy Statement on Schedule 14A. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive proxy statement and other documents filed by the Company free of charge from the SEC’s website, www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant documents by directing a request by mail to Herbalife International, 800 West Olympic Blvd., Suite 406, Los Angeles, CA 90015 Attn: Investor Relations or from the Company’s website, http://ir.Herbalife.com.

The Company and its directors and executive officers and certain other members of its management and employees and the Icahn Parties and their director nominees may be deemed to participate in the solicitation of proxies in respect of the Annual Meeting. Additional information regarding the interests of such potential participants will be included in the definitive Proxy Statement.

FORWARD-LOOKING STATEMENTS

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, such as those disclosed or incorporated by reference in our filings with the Securities and Exchange Commission. Important factors that could cause our actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in our forward-looking statements include, among others, the following:
• any collateral impact resulting from the ongoing worldwide financial environment including the availability of liquidity to us, our customers and our suppliers or the willingness of our customers to purchase products in a difficult economic environment;
• our relationship with, and our ability to influence the actions of, our distributors;
• improper action by our employees or distributors in violation of applicable law;
• adverse publicity associated with our products or network marketing organization, including our ability to comfort the marketplace and regulators regarding our compliance with applicable laws;
• changing consumer preferences and demands;
• our reliance upon, or the loss or departure of any member of, our senior management team which could negatively impact our distributor relations and operating results;
• the competitive nature of our business;
• regulatory matters governing our products, including potential governmental or regulatory actions concerning the safety or efficacy of our products and network marketing program, including the direct selling market in which we operate;
• legal challenges to our network marketing program;
• risks associated with operating internationally and the effect of economic factors, including foreign exchange, inflation, disruptions or conflicts with our third party importers, pricing and currency devaluation risks, especially in countries such as Venezuela;
• uncertainties relating to the application of transfer pricing, duties, value added taxes, and other tax regulations, and changes thereto;
• uncertainties relating to interpretation and enforcement of legislation in China governing direct selling;
• our inability to obtain the necessary licenses to expand our direct selling business in China;
• adverse changes in the Chinese economy, Chinese legal system or Chinese governmental policies;
• our dependence on increased penetration of existing markets;
• contractual limitations on our ability to expand our business;
• our reliance on our information technology infrastructure and outside manufacturers;
• the sufficiency of trademarks and other intellectual property rights;
• product concentration;
• changes in tax laws, treaties or regulations, or their interpretation;
• taxation relating to our distributors;
• product liability claims;
• whether we will purchase any of our shares in the open markets or otherwise; and
• share price volatility related to, among other things, speculative trading and certain traders shorting our common shares.
We do not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.
Contacts
Herbalife Ltd.
Barbara Henderson, SVP, Worldwide Corp. Communications 213-745-0517
or
Amy Greene, VP, Investor Relations 213-745-0474